EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-4 (File Nos. 333-19113), Form S-8 (File Nos. 333-61765,
333-61767,  2-93146 and 33-41408),  Form S-3 (File Nos. 333-64381,  33-57119 and
333-84774), and Form S-2 (File No. 333-69858) of Urstadt Biddle Properties, Inc. of our report dated January 27, 2003 relating to the Statement of Revenues and Certain Operating Expenses for the Westchester Pavilion, which appears in the Current Report on Form 8-K of Urstadt Biddle Properties Inc. dated January 29, 2003

/s/ PricewaterhouseCoopers LLP

New York, New York
January 29, 2003